Exhibit 10.22

GENERATION HEMP, INC.

COMMON STOCK AND WARRANT

SUBSCRIPTION AGREEMENT

Unit at $0.50 for One Share of Common Stock and Two Warrants

Date: ______ __, 2021	Full Subscription Commitment: $___________

1. Subscription:

(a) The undersigned (individually and/or collectively, the “Purchaser”) hereby applies to purchase Units composed of (i) one share of common stock par value (the “Common Stock” or the “Shares”) of Generation Hemp, Inc., a Colorado corporation (the “Company”), and (ii) two warrant (the “Warrant(s)”) each exercisable for 1 share of Common Stock, in accordance with the terms and conditions of this Subscription Agreement (this “Subscription”) and form of Warrant which is attached as Exhibit A hereto, at a purchase price (the “Offering Price”) of $0.50 per Unit (collectively the “Units”). This Subscription is one of several Subscriptions to be entered into by and between the Company and Purchasers, pursuant to which the Company will raise up to $2,000,000 or such greater amount as the Company’s Board of Directors may so determine without notice or consent by any prior or future Purchasers (the “Offering”). The Purchaser acknowledges and understands that the Offering of the Units is being made without registration of the Units, the Common Stock, the Warrant or the Common Stock for which the Warrant is exercisable, under the Securities Act of 1933, as amended (the “Securities Act”), or any securities “blue sky” or other similar laws of any state.

(b) Before this Subscription is considered, the Purchaser must complete, execute and deliver to the Company the following:

(i) This Subscription;

(ii) The Form of Warrant attached hereto as Exhibit A;

(iii) The Certificate of Accredited Investor Status, attached hereto as Exhibit B; and

(iv) The Purchaser’s check in the amount of $__________ in exchange for _________ Units purchased, or wire transfer sent to the Company in accordance with wire transfer instructions which the Company will provide at the request of the Purchaser.

(c) This Subscription is irrevocable by the Purchaser.

(d) This Subscription is not transferable or assignable by the Purchaser.

(e) This Subscription may be rejected in whole or in part by the Company in its sole discretion prior to the applicable Closing (as defined in Section 1(g) hereof), regardless of whether Purchaser’s funds have theretofore been deposited by the Company. Purchaser’s execution and delivery of this Subscription will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted and executed by the Company. In the event this Subscription is rejected by the Company, all funds and documents tendered by the Purchaser shall be returned and the parties' obligations hereunder, shall terminate.

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Purchaser’s Initials	1	Generation Hemp, Inc.

(f) Each Purchaser shall be issued at Closing two-year Warrants in substantially the form attached hereto as Exhibit A to acquire up to that number of additional shares of Common Stock equal to two hundred percent (200%) of the number of shares of common stock being purchased hereunder and exercisable only for a cash Purchase Price of $0.50 per share (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrant collectively are referred to herein as the “Warrant Shares”). The Shares, the Warrant and the Warrant Shares collectively are referred to herein as the “Securities”.

(g) The sale of Units will take place in one or more closings (the “Closing” or “Closing Date”), the first of which is scheduled to close on or about March 31, 2021, subject to the satisfaction of all parties hereto of their obligations herein. The minimum investment amount shall be $25,000 by each Purchaser in the Offering, although the Company may waive this minimum in its sole discretion and accept lesser investment amounts from Purchasers. The maximum Offering size shall be 4,000,000 Units. There shall be no minimum Offering size. Purchaser acknowledges and agrees that their subscription is irrevocable and binding on the part of the Purchaser and that once the funds have been tendered, the Company may conduct a Closing without any consent or notice to the Purchaser. Once a Closing has occurred, the subscribed funds will become assets of the Company and will be available for use by the Company as described herein.

(h) The Company plans to use the proceeds from the Offering for acquisitions, capital expenditures, and general working capital purposes.

(i) Purchaser hereby agrees not to, and will cause its affiliates not to, enter into any “put equivalent position” as such term is defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or Short Sale (as defined below) position (a) with respect to the Securities; or (b) with respect to the Company’s Common Stock, prior to the exercise in full of the Warrants by the Purchaser, or expiration of the Warrants held by the Purchaser.

(j) Registration Procedures and Expenses.

(i) The Company shall prepare and file with the SEC, as promptly as reasonably practicable following Closing, but in no event later than 180 days following Closing (the “Filing Date”), a registration statement on Form S-1, covering the resale of theWarrant Shares (the “Registrable Securities” and the “Registration Statement”) and shall use its commercially reasonable efforts to have the Registration Statement declared effective within 270 days after the Closing.

(ii) The Company shall use its commercially reasonable best efforts to:

(a) prepare and file with SEC such amendments and supplements to the Registration Statement and the prospectus forming part thereof (the “Prospectus”) used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for the Registrable Securities held by a Purchaser for a period ending on the earliest of (i) the second anniversary of the Closing Date, (ii) the date on which all Registrable Securities may be sold pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (iii) such time as all Registrable Securities have been sold pursuant to a registration statement or Rule 144. The Company shall notify each Purchaser promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC and advise each Purchaser that the form of Prospectus contained in the Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;

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Purchaser’s Initials	2	Generation Hemp, Inc.

(b) furnish to the Purchaser with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

(c) pay the expenses incurred by the Company in complying with this Section, including, all registration and filing fees, FINRA fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of any Purchaser and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Purchasers);

(d) advise the Purchasers, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(e) with a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (B) such date as all of the Registrable Securities shall have been resold pursuant to Rule 144 (and may be further resold without restriction); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(iii) The Purchaser agrees and confirms that a requirement to the Company including such Purchaser’s Registrable Securities in the Registration Statement is that the Purchaser will work in good faith with the Company to supply the Company with any and all information the Company may reasonably request from the Purchaser from time to time in connection with the preparation of the Registration Statement, including, customary and reasonable representations and confirmations regarding the Warrant Shares held by the Purchasers, information relating to the beneficial ownership of other securities of the Company held by such Purchaser and its affiliates, information regarding the persons with voting and dispositive control over the Purchaser and such other information as the Company or its legal counsel may reasonably request (which requirement may be waived by the Company).

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Purchaser’s Initials	3	Generation Hemp, Inc.

(iv) The Purchasers acknowledge and understand that the Filing Date shall be extended in the event the Company is currently in the process of undertaking and/or is currently contemplating an offering by the Company of securities for its own account if the managing underwriter or placement agent shall have advised the Company in writing that such Registration Statement or the inclusion of such Registrable Securities in such registration statement will have a material adverse effect upon the ability of the Company to sell securities for its own account, and provided further that the Purchasers are not treated less favorably than others seeking to have their securities included in such registration statement. Notwithstanding the obligations set forth above, if any SEC guidance sets forth a limitation on the number of securities permitted to be registered on the Registration Statement (including any other securities included by the Company in such Registration Statement; provided further that the Company shall not be prohibited from including other securities on such Registration Statement), the number of Registrable Securities to be included on such Registration Statement for the benefit of the Purchasers will be reduced pro rata between the Purchasers (or other parties) whose securities are included in such Registration Statement and the Company; provided further that the Company shall take action to file additional registration statements at the written request of the holders of a majority in interest of the Shares sold in the Offering after the effectiveness of the Registration Statement, subject to SEC rules and guidance and the requirements set forth above, provided, however, that the Company shall not be required to file more than one additional Registration Statement in any rolling six (6) month period. Notwithstanding the above, the Purchasers agree that the Company shall not be required to register securities totaling more than 1/3rd of its then public float on the Registration Statement. Further notwithstanding the above, the Company may at any time take action to register the Warrant Shares under the Securities Act and the Purchasers agree to take reasonable actions and provide the Company reasonable information to facilitate any such registration.

(k) Expenses. The Company will be responsible for all of its own expenses (e.g., legal, accounting, printing) in connection with the Offering as well as, whether the Offering is consummated or not.

2. Representations by Purchaser. In consideration of the Company’s potential acceptance of the Subscription, Purchaser makes the following representations and warranties to the Company and to its principals, jointly and severally, which warranties and representations shall survive any acceptance of the Subscription by the Company:

(a) Prior to the time of purchase of any Securities, Purchaser has had an opportunity to review the Company’s reports, schedules, forms, statements and other documents filed by it with the United States Securities and Exchange Commission (the “SEC Reports”) (which filings can be accessed by going to http://www.sec.gov/edgar/searchedgar/companysearch.html, typing “Generation Hemp” in the “Company name” field, and clicking the “Search” button), including (A) the Form 10-K for the year ended December 31, 2019; (B) the Forms 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020; and (C) the Forms 8-K filed with the SEC on Janaury 13, 2020, March 25, 2020, December 15, 2020, January 6, 2021, January 15, 2021, and any other Form 8-K filed after February 28, 2021 and prior to the date of this Subscription.

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Purchaser’s Initials	4	Generation Hemp, Inc.

(b) Purchaser has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Units and the merits and risks of investing in the Units; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Purchaser acknowledges that no officer, director, broker-dealer, placement agent, finder or other person affiliated with the Company has given Purchaser any information or made any representations, oral or written, other than as provided in the SEC Reports and herein, on which Purchaser has relied upon in deciding to invest in the Securities, including without limitation, any information with respect to future acquisitions, mergers or operations of the Company or the economic returns which may accrue as a result of the purchase of the Securities.

(c) Purchaser recognizes that the total amount of funds tendered to purchase the Units is placed at the risk of the business and may be completely lost. The Purchaser confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold the securities for an indefinite period of time, and (iii) to afford a complete loss of its investment.

(d) Purchaser acknowledges that Purchaser has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Securities.

(e) The Securities are being purchased for Purchaser’s own account for long-term investment and not with a view to immediately resale the Securities. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Securities. No person has made to the Purchaser any written or oral representations: (x) that any person will resell or repurchase any of the Securities; (y) that any person will refund the purchase price of any of the Securities, or (z) as to the future price or value of any of the Securities. The Purchaser does not presently have any contract, agreement, undertaking, arrangement or understanding, directly or indirectly, with any person to sell, transfer, pledge, assign or otherwise effect any distribution of any of the Securities, and Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(f) Purchaser acknowledges that the Securities have not been registered under the Securities Act, or qualified under any state securities laws, or any other applicable blue sky laws, in reliance, in part, on Purchaser’s representations, warranties and agreements made herein.

(g) Other than the rights specifically set forth in this Subscription and disclosed in the SEC Reports, Purchaser represents, warrants and agrees that the Company and the officers of the Company (the “Company’s Officers”) are under no obligation to register or qualify the Securities under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(h) Purchaser represents that Purchaser meets the criteria for participation because: (i) Purchaser has a pre-existing personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons; or (ii) by reason of Purchaser’s business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Purchaser is capable of evaluating the risk and merits of an investment in the Securities and of protecting its own interests.

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Purchaser’s Initials	5	Generation Hemp, Inc.

(i) Purchaser represents that Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and Purchaser has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit B.

(j) Purchaser understands that the Units are illiquid and must be held indefinitely unless such Units are registered under the Securities Act or an exemption from registration is available. Purchaser acknowledges that Purchaser is familiar with Rule 144 of the rules and regulations of the SEC, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement. Purchaser may not sell or dispose of the Units or utilize the Securities as collateral for a loan. Purchaser must not purchase the Securities unless Purchaser has liquid assets sufficient to assure Purchaser that such purchase will cause it no undue financial difficulties, and that Purchaser can still provide for current and possible personal contingencies, and that the commitment herein for the Units, combined with other investments of Purchaser, is reasonable in relation to its net worth.

(k) Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company or any other person regarding the transactions contemplated hereby, neither the Purchaser nor, to the knowledge of such Purchaser, any affiliate of such Purchaser which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Units and (iii) is subject to such Purchaser’s review or input concerning such affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any short sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager(s) that have knowledge about the financing transaction contemplated by this Subscription. Other than to other persons party to this Subscription, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with the transactions contemplated hereby (including the existence and terms of such transactions).

(l) No person will have, as a result of the transactions contemplated by this Subscription, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

(m) Purchaser has independently evaluated the merits of its decision to purchase Units, and hereby confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Purchaser understands that nothing in this Subscription or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Units constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

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Purchaser’s Initials	6	Generation Hemp, Inc.

(n) Purchaser understands that the right to transfer the Securities will be restricted unless the transfer is not in violation of the Securities Act or any other applicable state or foreign securities laws (including investment suitability standards), that the Company will not consent to a transfer of the Securities unless the transferee represents that such transferee meets the financial suitability standards required of an initial Purchaser, and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

(o) Purchaser has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Securities, and have done so, to the extent Purchaser considers necessary.

(p) Purchaser acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, directors, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Purchaser of an investment in the Company. Purchaser will look solely to and rely upon its own advisers with respect to the tax consequences of this investment.

(q) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof, or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities and such entity is duly organized, validly existing and in good standing under the laws of the state of its organization. Purchaser is a bona fide resident and domiciliary of the state set forth on the signature page of this Subscription and has no present intention to become a resident of any other state or jurisdiction.

(r) The Purchaser agrees to sell all Registrable Securities registered under the Registration Statement and sold in connection therewith, in compliance with the plan of distribution set forth in such Registration Statement and any and all applicable prospectus delivery requirements.

(s) All information which Purchaser has provided to the Company concerning Purchaser, its financial position and its knowledge of financial and business matters, and any information found in the Certificate of Accredited Investor Status, is truthful, accurate, correct, and complete as of the date set forth herein.

(t) Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, to the extent arising out of or based solely upon: (x) such Purchaser’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company expressly for inclusion in such registration statement or such prospectus or (ii) to the extent, but only to the extent, that such information relates to such Purchaser’s proposed method of distribution of registrable securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in a registration statement, such prospectus or in any amendment or supplement thereto or (iii) in the case such Purchaser uses an outdated, defective or otherwise unavailable prospectus after the Company has notified such Purchaser in writing that the prospectus is outdated, defective or otherwise unavailable for use by such Purchaser. In no event shall the liability of any selling Purchaser under this Section be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the registrable securities giving rise to such indemnification obligation.

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Purchaser’s Initials	7	Generation Hemp, Inc.

(u) Each certificate or instrument representing securities issuable pursuant to this Agreement will be endorsed with the following legend (or a substantially similar legend):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

(v) Purchaser understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Units.

(w) Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the fairness or suitability of the investment in the Units nor have such authorities passed upon or endorsed the merits of the offering of the Units.

(x) Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchaser.

(y) Purchaser confirms and acknowledges that this is a “best efforts” offering, and that the initial Closing will not occur until the Minimum Offering Amount has been raised.

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Purchaser’s Initials	8	Generation Hemp, Inc.

3. Representations and Warranties by the Company. The Company represents and warrants that:

(a) Due Formation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

(b) Authority; Enforceability. This Subscription and the Warrants delivered together with this Subscription or in connection herewith have been duly authorized, executed, and delivered by the Company and are valid and binding agreements, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Subscription and the Warrants, and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

(c) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(d) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Subscription, except for filings pursuant to applicable state securities laws, and Regulation D of the Securities Act.

(e) Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its majority-owned or any controlled subsidiaries that questions the validity of this Subscription or the right of the Company to enter into it, or to consummate the transactions contemplated hereby or thereby. Neither the Company nor any of its majority-owned or any controlled subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its majority-owned or any controlled subsidiaries currently pending or which the Company or any of its majority-owned or any controlled subsidiaries intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

(f) Permits. The Company and each of its majority-owned or any controlled subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

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Purchaser’s Initials	9	Generation Hemp, Inc.

(g) No Conflicts. The execution, delivery and performance by the Company of the Subscription and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Securities) do not and will not (i) conflict with or violate any provisions of the Company’s certificate of incorporation or bylaws or otherwise result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including OTC Markets LLC, or by which any property or asset of the Company is bound or affected).

(h) Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the terms of the Subscription, will be duly and validly issued, fully paid and nonassessable and free and clear of all liens suffered or permitted by the Company, other than restrictions on transfer provided for in the Subscription or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Subscription, the Securities will be issued in compliance with all applicable federal and state securities laws.

(i) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and may change thereafter to reflect stock issuances, convertible debt conversions, stock option exercises and grants and warrant exercises which will not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities of the Company. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as set forth in the SEC Reports: (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens suffered or permitted by the Company; (ii) except for the Subscription or as a result of the performance by the Company of the Subscription, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound in any material amounts; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act; (vi) there are no outstanding securities or instruments of the Company or which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company has no liabilities or obligations required to be disclosed in the SEC Reports (including, for purposes hereof, any liabilities that are required to be disclosed in a Form 10) but not so disclosed in the SEC Reports.

________		Subscription Agreement
Purchaser’s Initials	10	Generation Hemp, Inc.

(j) SEC Reports. Other than the filing of Form 10-Qs for the first three fiscal quarters of 2020 and the Form 10-K for fiscal year 2019, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for twelve (12) months preceding and including the date hereof. As of the date hereof, other than as stated in the preceding sentence, the Company has no knowledge of any event occurring on or prior to the Closing Date (other than the transactions contemplated by the Subscription) that requires the filing of a Current Report on Form 8-K after the Closing.

(k) Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(l) Tax Matters. The Company (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

(m) Material Changes. Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have a material adverse effect on the Company, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not issued any equity securities to any officer, director or affiliate, except stock options and restricted stock issued to newly hired and promoted officers in the ordinary course pursuant to Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Reports and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any contract under which the Company or any of its assets is bound or subject. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed in the SEC Reports.

________		Subscription Agreement
Purchaser’s Initials	11	Generation Hemp, Inc.

(n) Environmental Matters. The Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”) which would have a material adverse effect on the business, operations or financial condition of the Company, (ii) does not own or operate any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) is not subject to any claim relating to any Environmental Laws; and there is no pending or, to the Company’s knowledge, threatened investigation that might lead to such a claim.

(o) Litigation. There is no action which adversely affects or challenges the legality, validity or enforceability of any of the Subscription or the Securities. Except as disclosed in the SEC Reports, there are no pending actions, suits or proceedings against or affecting the Company or any of its properties; and to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated against the Company.

(p) Employment Matters. No material labor dispute exists or, to the Company’s knowledge, is imminent with respect to any of the employees of the Company. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationship with its employees is good.

(q) Compliance. Except as disclosed in the SEC Reports, the Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other significant contract (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets.

(r) Title to Assets. The Company has good and marketable title to all tangible personal property owned by it which is material to the business of the Company. The Company does not own any real property in fee simple, except for interests in oil or gas properties that may be deemed real property under state law. Except as disclosed in the SEC Reports, the Company holds defensible title to the leasehold and other real property interests held by it (the “Real Property”), in each case, free and clear of all liens other than the Encumbrances. “Encumbrances” means: (a) statutory liens of landlords, banks (and rights of set off), carriers, warehousemen, mechanics, repairmen, workmen, materialmen, vendors and other similar liens arising in the ordinary course of business for amounts not yet overdue or for amounts that are overdue and that are being contested in good faith by appropriate proceedings; (b) liens for taxes, assessments, or other governmental charges or levies and other liens imposed by law, in each case incurred in the ordinary course of business consistent with past practice for amounts not yet overdue or being contested in good faith by appropriate proceedings; (c) the terms and conditions of all liens created by oil and gas leases, easements, rights of way, restrictions, encroachments, and all other burdens recorded in the real property records of the county in which the real property is located; (d) liens to operators and non-operators under model form operating agreements arising in the ordinary course of the business; (e) liens arising from precautionary UCC filings; (f) lease burdens existing as of the date of this agreement constituting monetary obligations payable to third parties, including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest; (g) liens arising under unitization and pooling agreements and orders, farmout agreements, gas balancing agreements and other customary agreements in the energy industry; and (h) the lien under Deed of Trust filed in Texas in connection with the SOHL Note, as defined below. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company.

________		Subscription Agreement
Purchaser’s Initials	12	Generation Hemp, Inc.

(s) Intellectual Property. To the Company’s knowledge, the Company owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology and other proprietary rights and processes (collectively, the “Intellectual Property”) necessary for the conduct of its businesses as now conducted. To the Company’s knowledge (i) the Company’s use of any such Intellectual Property in the conduct of its business as presently conducted does not infringe upon the rights of any third parties; (ii) there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or threatened action challenging the Company’s rights in or to any such Intellectual Property; (iv) there is no pending or threatened action challenging the validity or scope of any such Intellectual Property; and (v) there is no pending or threatened action that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

(t) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent in the businesses and locations in which the Company is engaged. The Company has not received any notice of cancellation of any such insurance, nor does the Company have any knowledge that it will be unable to renew its existing insurance coverage for the Company as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(u) Transactions With Officers, Directors and Employees. Other than as set forth in the SEC Reports, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act, except as contemplated by the Subscription or set forth in the SEC Reports.

(v) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

________		Subscription Agreement
Purchaser’s Initials	13	Generation Hemp, Inc.

(w) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth this Subscription (without giving effect to any materiality qualifiers therein) and the accuracy of the information disclosed by each Purchaser’s Certificate of Accredited Investor Status, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Subscription.

(x) Registration Rights. Other than each of the Purchasers, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(y) No Directed Selling Efforts or General Solicitation. Neither the Company nor, to its knowledge, any person acting on its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

(z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in the Subscription (without giving effect to any materiality qualifiers therein), except as disclosed in the SEC Reports, neither the Company nor any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Subscription to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including, without limitation, under the rules and regulations of OTC Markets LLC.

(aa) Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(bb) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed.

(cc) Acknowledgment Regarding the Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length Purchaser with respect to the Subscription and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Subscription and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Subscription and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.

(dd) Foreign Corrupt Practices. Neither the Company, nor to the Company’s knowledge, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Subscription other than as specified in the Subscription.

________		Subscription Agreement
Purchaser’s Initials	14	Generation Hemp, Inc.

4. Other Agreements.

(a) Transfer Restrictions.

(i) Compliance with Laws. Notwithstanding any other provision of the Subscription, each Purchaser acknowledges and covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an affiliate of a Purchaser, (iv) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters if required) that the securities may be sold pursuant to such rule) or Rule 144A, (v) pursuant to Rule 144 without the requirement that the Company be in compliance with the current public information requirements of Rule 144 and without other restriction following the applicable holding period or (vi) in connection with a bona fide pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Subscription and shall have the rights of a Purchaser under this Subscription.

(ii) Removal of Legends. Subject to the Company’s right to request an opinion of counsel as set forth in Section 4(a)(i), the legend set forth in Section 2(u) above shall be removable and the Company shall issue or cause to be issued a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue or cause to be issued to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”) as provided in this Section 4(a)(ii), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Securities for resale, the Purchaser agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Securities are sold or transferred in compliance with Rule 144, including without limitation in compliance with the current public information requirements of Rule 144 if applicable to the Company at the time of such sale or transfer, and the holder and its broker have delivered customary documents reasonably requested by the Company Counsel in connection with such sale or transfer, or (iii) such Securities are eligible for sale under Rule 144 without the requirement that the Company be in compliance with the current public information requirements of Rule 144 and without other restriction and Company Counsel has provided written confirmation of such eligibility to the Company’s transfer agent, (the “Transfer Agent”). Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the removal of such legend shall be borne by the Company. Following the effective date of the applicable registration statement, or at such other time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with concurrent notice and delivery of copies to the Company) of a legended certificate representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, and together with such other customary documents as the Transfer Agent and/or Company Counsel shall reasonably request), deliver or cause to be delivered to the transferee of such Purchaser or such Purchaser, as applicable, a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4(a). Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchasers, as applicable, by crediting the account of the transferee’s Purchaser’s prime broker with DTC.

________		Subscription Agreement
Purchaser’s Initials	15	Generation Hemp, Inc.

(iii) Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its Transfer Agent, and any subsequent Transfer Agent, in the form of Exhibit C attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions or instructions consistent therewith or otherwise contemplated hereby or thereby or by the Subscription or such other documents as the Transfer Agent may request in connection with any such instructions will be given by the Company to its Transfer Agent in connection with this Subscription, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in and subject to the terms of this Subscription and applicable law.

(iv) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act. While the applicable Registration Statement remains effective, each Purchaser hereunder may sell the Shares in accordance with the plan of distribution contained in the applicable Registration Statement and, if it does so, it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Each Purchaser acknowledges that the delivery of the Irrevocable Transfer Agent Instructions and any removal of any legends from certificates representing the Shares as set forth in this Section 4(a) is predicated on the Company’s reliance upon the Purchaser’s acknowledgement in this Section 4(a).

(b) Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock. The Company specifically acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants, in accordance with its terms, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interest of other stockholders of the Company or parties entitled to receive equity of the Company.

________		Subscription Agreement
Purchaser’s Initials	16	Generation Hemp, Inc.

(c) Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing Date, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such one year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.

(d) Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser who requests a copy in writing promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Subscription under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), which, subject to the accuracy of the Company’s and the Purchaser’s representations and warranties set forth herein, shall consist of the submission of all filings and reports relating to the offer and sale of the Securities pursuant to Rule 506 of Regulation D required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date, and shall provide evidence of any such action so taken to the Purchasers who request in writing such evidence.

(e) Securities Laws Disclosure; Publicity. Within the time required by the Exchange Act, the Company will file a Current Report on Form 8-K with the SEC describing the terms of the Subscription (and including as exhibits to such Current Report on Form 8-K the Subscription). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any press release or filing with the SEC (other than the Registration Statement) or any regulatory agency or OTC Markets, LLC, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Subscription and (B) the filing of final Subscription (including signature pages thereto) with the SEC or (ii) to the extent such disclosure is required by law, request of the Staff of the SEC or OTC Markets, LLC regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). From and after the issuance of the Form 8-K, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the Form 8-K unless a Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4(f) such Purchaser will maintain the confidentiality of all disclosures made to it in connection with such transactions (including the existence and terms of such transactions).

(f) Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Subscription, the Company shall not and shall cause each of its officers, directors, employees and agents, not to, provide any Purchaser with any information the Company believes is material, non-public information regarding the Company without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.

________		Subscription Agreement
Purchaser’s Initials	17	Generation Hemp, Inc.

(g) Indemnification.

(i) Indemnification of the Purchasers. Subject to this Section 4(h), the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur, as a result of or relating to third party claims against such Purchaser relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Subscription, provided that such a claim for indemnification relating to any breach of any of the representations or warranties made by the Company in this Agreement is made within one (1) year from the Closing. The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Subscription or such Purchaser Party’s bad faith, fraud or willful misconduct.

(ii) Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4(h)(i), such Indemnified Person shall promptly notify the Company in writing and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and the assumption of the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person and counsel to the Company, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is a party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such Proceeding.

________		Subscription Agreement
Purchaser’s Initials	18	Generation Hemp, Inc.

(h) Dispositions and Confidentiality After The Date Hereof. Each Purchaser shall not, and shall cause its Trading Affiliates not to, prior to the effectiveness of the Registration Statement: (a) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Securities; or (b) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of the Securities by such Purchaser or an affiliate of the Purchaser, except, in each case, for Dispositions pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In addition, the Purchaser agrees that for so long as it owns any Common Stock, it will not enter into any Short Sale (as such term is defined in Rule 200 of Regulation SHO) of Shares executed at a time when the Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether the Purchaser has an equivalent offsetting long position in the Common Stock, shares that the Purchaser is entitled to receive within sixty (60) days (whether pursuant to contract or upon conversion or exercise of convertible securities) will be included as if held long by the Purchaser. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the SEC currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Division of Corporation Financing Compliance and Disclosure Interpretation 239.10 regarding short selling.

5. Adjustment in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing Date, each reference in the Subscription to a number of shares or price per share shall be deemed to be amended to appropriately account for such event.

6. Subscription Binding on Heirs, etc. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Purchaser. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

7. Execution Authorized. If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

8. Adoption of Terms and Provisions. The Purchaser hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

9. Governing Law. This Subscription shall be construed in accordance with the laws of the State of New York.

________		Subscription Agreement
Purchaser’s Initials	19	Generation Hemp, Inc.

10. Dispute Resolution. In the event of any dispute arising out of or relating to this Subscription, then such dispute shall be submitted to binding arbitration with the New York, New York branch of the American Arbitration Association (“AAA”) to be governed by AAA’s Commercial Rules of Arbitration (the “AAA Rules”) and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the AAA Rules. Notwithstanding anything in the AAA Rules to the contrary, discovery shall be limited exclusively to the mutual production of documents, and written submissions to the arbitrator shall be limited to one brief from each party and one responsive brief from each party.

11. Construction. When used in this Subscription and the Warrants, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Subscription shall refer to this Subscription as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Subscription unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to “dollars”, “Dollars” or “$” in this Subscription shall mean United States dollars; (x) reference to a particular statute, regulation or Law means such statute, regulation or Law as amended or otherwise modified from time to time; (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Subscription, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xiii) references to “days” shall mean calendar days; and (xiv) the paragraph headings contained in this Subscription are for convenience only, and shall in no manner be construed as part of this Subscription.

12. Review of Document; Arm’s Length Transaction. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Subscription, said party has fully informed itself of the terms, contents, conditions and effects of this Subscription; (b) said party has relied solely and completely upon its own judgment in executing this Subscription; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Subscription; (d) said party has acted voluntarily and of its own free will in executing this Subscription; and (e) this Subscription is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

13. Counterparts. This Subscription and any signed agreement or instrument entered into in connection with this Subscription, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Subscription and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

________		Subscription Agreement
Purchaser’s Initials	20	Generation Hemp, Inc.

14. Investor Information: (This must be consistent with the form of ownership selected below and the information provided in the Certificate of Accredited Investor Status (Exhibit B, included herewith.)

Name (please print):

If entity named above,	By:
Its:

Social Security or Taxpayer I.D. Number:

Business Address (including zip code):

Business Phone:

Residence Address (including zip code):

Email Address:

Residence Phone:

All communications to be sent to:

Business or	Residence Address ________ Email

________		Subscription Agreement
Purchaser’s Initials	21	Generation Hemp, Inc.

Please indicate below the form in which you will hold title to your interest in the Units. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND/OR WARRANTS AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION OR APPLICABLE LAW, AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Purchasers should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Units, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor's domicile and his or her particular personal circumstances.

___________INDIVIDUAL OWNERSHIP (one signature required)

___________JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

___________COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

___________TENANTS IN COMMON (both or all parties must sign)

___________GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

___________LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

___________LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

___________CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

___________TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

________		Subscription Agreement
Purchaser’s Initials	22	Generation Hemp, Inc.

Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her/its subscription for the purchase of Securities of the Company, this _______ day of _____, 2021.

PURCHASER

(Signature

By:

If Entity, Entity Name:

Its:

The Company has accepted this subscription this ____ day of __________ 2021

“COMPANY”

GENERATION HEMP, INC.,
a Colorado corporation

By:
Gary C. Evans
Chairman and CEO

Address for notice:

Generation Hemp, Inc.
P.O. Box 540308
Dallas, Texas 75354
Attn: gevans@genhempinc.com

________		Subscription Agreement
Purchaser’s Initials	23	Generation Hemp, Inc.

Exhibit A

Form of Warrant

Exhibit B

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

______ a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

____ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____ an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

____ a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities;

____ a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

____ an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

____ an individual who is a director or executive officer of Generation Hemp, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of __________________, 2021.

Name:

By:
Signature

Printed Name of Signatory (if entity):__________

Title:
(required for any stockholder that is a corporation, partnership, trust or other entity)

Exhibit C

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

As of _____________, 2020

__________________________

Attn: _____________

Ladies and Gentlemen:

Reference is made to those certain Subscription Agreements, dated as of _____________, 2021 (collectively, the “Agreement”), by and among Generation Hemp, Inc., a Colorado corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders units (the “Units”) comprised of (i) one share of common stock (the “Common Stock” or the “Shares”) and (ii) two warrants (the “Warrant”) to purchase one share of Common Stock at an exercise price of $0.50 per share (the “Warrant Shares”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any, to (i) issue, promptly following the date hereof, certificates representing the Shares (or the Warrant Shares upon exercise of the Warrants) bearing the legend set forth herein below, in the names of the Holders and the number of Shares (or Warrant Shares, if applicable) as set forth in the attachments delivered herewith, and to deliver such certificates within six (6) business days after the date hereof to the address for each such Holder as set forth on such attachments delivered herewith, and (ii) issue certificates representing shares of Common Stock upon conversion of the Shares (or Warrant Shares, if applicable), which certificates shall or shall not bear the legend set forth herein below as described below.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that a registration statement covering resales of the Shares (or Warrant Shares, if applicable) has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a copy of such registration statement and any other documents reasonably requested by you from the applicable Holder (and provided that you have not received written instruction from the Company or its legal counsel that such registration statement has been suspended or is no longer effective), (b) written confirmation from the Company’s legal counsel that the Shares (or Warrant Shares, if applicable) are eligible for sale in conformity with Rule 144 under the Securities Act (“Rule 144”) and customary documentation from a Holder and its broker with respect to a sale pursuant to Rule 144, or (c) written confirmation from the Company’s legal counsel that the Shares (or Warrant Shares, if applicable) are eligible for sale without the requirement that the Company be in compliance with the current public information requirements of Rule 144 and without other restriction in conformity with Rule 144, then, unless otherwise required by law, within three (3) business days of your receipt of certificate of Common Stock and documentation required pursuant to clause (a) or (b) above, as applicable, or a request from a Holder for the issuance of an unlegended certificate in the event that you have received the written confirmation set forth in clause (c) above, you shall issue the certificates representing the Shares (or Warrant Shares, if applicable) registered in the names of the purchaser of such Shares or the Holder, as the case may be, and such certificates shall not bear any legend restricting transfer of the Shares (or Warrant Shares, if applicable) thereby and should not be subject to any stop-transfer restriction.

All certificates representing the Shares (or Warrant Shares, if applicable) issued pursuant to the instruction set forth in clause (i) of the second paragraph of this letter shall bear the following legend (and, solely to the extent instructed to you by the Company or its legal counsel, a customary “affiliates” legend), and, in the event that you have not received the documentation required pursuant to clause (a), (b) or (c) of the immediately preceding paragraph, then the certificates representing any shares of Common Stock issued pursuant to the instruction set forth in clause (ii) of the second paragraph of this letter shall bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

GENERATION HEMP, INC.

By:
Name:	Gary C. Evans
Title:	Chairman and CEO

Acknowledged and Agreed:

By:
Name:
Title:
Date: